AMENDMENT TO ADDENDUM #7
This Amendment to Addendum #7 (the "Addendum 7 Amendment") effective on the Amendment Effective Date (defined below) to the ITXC.Net Services Agreement dated May 9, 2003, as amended to date (collectively, the “Agreement”) is made by and between the following parties:

Tata Communications Services (America) Inc. (“Carrier”)	Vonage America Inc. (“Company”)
Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. References to Carrier and Company in this Amendment shall have the same applicable meaning for the respective entities as defined in the Agreement. Notwithstanding anything in the Agreement to the contrary, the selected modifications contained in this Amendment shall modify the Agreement in the following limited respects as of the Amendment Effective Date:

1.
Amendment Effective Date: The modifications as set forth in this Amendment shall be effective as of the date of execution by Company of this Amendment (“Amendment Effective Date”) through June 30, 2016. As referenced in Addendum #7 as amended by this Amendment, “Amendment Effective Date” shall refer to the effective date of this Amendment.

2.
Addendum #8. The Parties are concurrently executing Addendum #8 to the Agreement, which shall be effective for the period July 1, 2016 through June 30, 2018. If Addendum #7 is terminated in accordance with its terms by either Party (other than due to its natural expiration), the Parties agree that Addendum #8 is also deemed terminated and shall not go into effect on its effective date.

3.	ROW * Model. The defined term “* Model” in Section 1(z) is now “ROW * Model.”

4.	Definitions. As of the Amendment Effective Date, the following definition shall be added to Section 1 of the Route Management Services Addendum (Exhibit A to Addendum #7) (“Addendum #7”):
ff) India Baseline * and India * each have the meanings set forth in Section 4.1(b).

gg)	*
hh)Included Consumer Traffic means Vonage Consumer-related ILD traffic under its consumer related product and service offerings (including through its resale and distribution channels), but excluding Excluded Traffic.
ii) Included Business Traffic means any Vonage Business-related ILD traffic under its business related products and service offerings (including through its resale and distribution channels), but excluding Excluded Traffic.

jj)	Excluded Traffic means any ILD traffic:
*

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed     separately with the Securities and Exchange Commission.

-Confidential and Proprietary-

*

5.	As of the Amendment Effective Date, the following definitions shall modified in Section 1 of the Route Management Services Addendum (Exhibit A to Addendum #7) as follows:
j) Company Strategic Partner – (Intentionally Deleted)
k) Excluded Traffic – (Intentionally Deleted and replaced with definition in 1 (ii) )

6.	As of the Amendment Effective Date, Section 4.1 (b), (c),(d) and (e) of Addendum #7 shall be replaced in their entirety and a new 4.1 (f) shall be added as follows:

4.1 b) India Pricing *
4.1 c) India Baseline * Adjustments: Carrier may modify the Baseline India * only in accordance with subsection (i) and (ii) below the following, * :

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed     separately with the Securities and Exchange Commission.

-Confidential and Proprietary-

i.	*

a.	*

b.	*

c.	The categories are described on Table F-2, Annex F.

ii.
Regulatory and Tax Changes: India pricing may be adjusted due to regulatory and tax changes made by TRAI, Department of Telecom, the Ministry of Finance or any other Indian regulatory agency having jurisdiction or authority over the Termination Services for India destinations (including taxes arising from the provision of such Termination Services) (each, a “Regulatory Change”) which directly result in an increase or decrease to Carrier’s India *, Within 7 days of receipt or informed knowledge of such Regulatory Change, Carrier will email Company of such change, together with sufficient background information, data, and detail to enable Company to fully understand the basis for such increase, and the mandated effective date of the change. Carrier will also send an amendment to this Addendum #7 Company effecting such change and the mandated effective date set forth by such Regulatory Change. In such case, such rate change shall be on a penny-to-penny (or fraction thereof) pass-through basis without any mark-up. All Regulatory Changes will be effective on the effective date mandated by the regulatory authority. *

iii.	Foreign Exchange Rate Fluctuations. *

a.	*

iv.	*

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed     separately with the Securities and Exchange Commission.

-Confidential and Proprietary-

*

v.	*
vi. Reporting and Notices. Carrier will only publish changes to Company if the operation of this Section 4(c) triggers a +/- change applicable to India Pricing. Otherwise, the then current India Pricing remains the same. Emails directed to ratechange@vonage.com will be acceptable to communicate and transmit permitted pricing, Regulatory Changes and FX changes and amendments. All notices will refer to the applicable provision(s) of this Addendum giving rise to any notice or change and provide sufficient information, including upon reasonable request, enabling the other party to reasonably substantiate compliance with this Section 4(c), provided however, that the valid effective date set forth by the original notice shall be the controlling date. Except as set forth in 4.1(c), India Pricing will be noticed monthly to Company by Carrier. India Pricing shall be modified solely as required to reflect the changes the India * per the adjustment provisions of this Section 4.1(c), and will be provided via email to the following address: [ratechange@vonage.com)], such pricing to become effective at 11:59:59 pm (IST) or on the applicable effective date set forth above.
4.1 d) Intentionally deleted.
4.1 e) *
4.1 f) *

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed     separately with the Securities and Exchange Commission.

-Confidential and Proprietary-

*

7.	Section 4.2 (b) shall be replaced in its entirety with the following and shall be applicable to Services provided under Addendum #7 commencing after the Amendment Effective Date:
4.2 b) Canada Pricing: *

8.
Rest of World Destinations. Section 4.3 (b) and (c) of Addendum #7 shall be replaced in its entirety with the following and shall be applicable to Services provided under Addendum #7 commencing after the Amendment Effective Date:

4.3 b) Rest of World Pricing: *

4.3 c) Rest of World Adjustment: *

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed     separately with the Securities and Exchange Commission.

-Confidential and Proprietary-

*

9.	As of the Amendment Effective Date, the credit limit as set forth in Section 7 (Billing/Payment Terms) of Addendum #7 shall be modified to $* .
This Amendment shall only be valid for if executed by both Parties within 30 days of the Amendment Date.
Except as amended hereby, all of the terms and conditions of the Agreement are hereby ratified and confirmed, and shall remain in full force and effect.
In Witness Whereof, the Parties hereto have executed this Amendment as of the Amendment Date indicated above.

By: Tata Communications (America) Inc. (“Carrier”) /s/ Daniel Bergeron Authorized Signature Daniel Bergeron, Senior Vice President, Voice Commercial Name and Title December 23, 2015 Date	By: Vonage America Inc. (“Company”) /s/ Gerald Maloney Authorized Signature Gerald Maloney, Senior Vice President, Finance Name and Title December 22, 2015 Date

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed     separately with the Securities and Exchange Commission.

-Confidential and Proprietary-

Annex F – Table F1.
*

*

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed     separately with the Securities and Exchange Commission.

-Confidential and Proprietary-

Annex F- Table F2

Categories Routing Classifications

*

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed     separately with the Securities and Exchange Commission.

-Confidential and Proprietary-

ANNEX F- Table F3

FX TABLE –FOR ILLUSTRATON PURPOSES ONLY

*

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed     separately with the Securities and Exchange Commission.

-Confidential and Proprietary-